UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2017

Cardinal Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-11373	31-0958666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices) (Zip Code)
(614) 757-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.
Cardinal Health, Inc. (the "Company") expects to incur estimated costs associated with exit or disposal activities of $130 million on a pre-tax basis in connection with the transition of distribution of its Medical segment's surgeon gloves in certain countries outside the United States from a third-party distribution model to a direct distribution model. On September 29, 2017, the Company entered into an agreement with a third-party distributor to effect this transition, which the Company expects to complete in 2018. The expected costs associated with this restructuring include $125 million in contract termination costs related to the existing third-party distribution arrangement and $5 million in other associated costs. All of these costs are expected to result in cash expenditures and to be recorded in the restructuring and employee severance line item in the Company’s statement of earnings. $125 million of the costs were incurred in the three months ended September 30, 2017, and the remainder of the costs are expected to be incurred in the fiscal year ending June 30, 2018. The estimates described in this Form 8-K may change in the future.

Cautions concerning forward-looking statements

This Form 8-K contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments. These statements may be identified by words such as "expect," "anticipate," "intend," "plan," "believe," "will," "should," "could," "would," "project," "continue," "likely," and similar expressions, and include statements reflecting future results or guidance, statements of outlook and expense accruals, including the amount of costs expected to be incurred in connection with the restructuring, the timing of completion of the restructuring and the expected benefits of the restructuring. These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. These risks and uncertainties include whether the Company will be able to implement the restructuring as planned, whether the expected amount of the costs associated with restructuring will exceed the Company’s estimates and whether the Company will receive the expected benefits of the restructuring. The Company is subject to additional risks and uncertainties described in the Company's Form 10-K, Form 10-Q and Form 8-K reports and exhibits to those reports. This Form 8-K reflects management's views as of October 4, 2017. Except to the extent required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: October 4, 2017	By:	/s/ Michael C. Kaufmann
Name: Michael C. Kaufmann
Title: Chief Financial Officer

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